Taxation	12 Months Ended
Dec. 31, 2015
Taxation [Abstract]
Taxation
23.	Taxation

(i)	Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gains. Additionally, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

(ii)	PRC Enterprise Income Tax (“EIT”)

Giganology Shenzhen, the VIE and its subsidiaries which were established in the Shenzhen Special Economic Zone of the PRC were all subject to EIT at a rate of 15% before 2008. On March 16, 2007, the PRC National People's Congress promulgated the New Enterprise Income Tax Law (the ”New EIT Law”), which became effective on January 1, 2008, adopting a unified EIT rate of 25%. In addition, the New EIT Law also provides a five-year transitional period starting from its effective date for those enterprises that were established before the date of promulgation of the New EIT Law and that were entitled to preferential income tax rates under the then effective tax laws or regulations. On December 26, 2007, the State Council issued the “Circular to Implementation of the Transitional Preferential Policies for the Enterprise Income Tax”. Pursuant to this Circular, the transitional income tax rates for enterprises established in the Shenzhen Special Economic Zone before March 16, 2007 were 18%, 20%, 22%, 24% and 25% for 2008, 2009, 2010, 2011 and 2012, respectively. Thus, the applicable EIT rate for Giganology Shenzhen, the VIE and its subsidiaries, which were established in the Shenzhen Special Economic Zone before March 16, 2007, was 25%, 25% and 25% for the years 2013, 2014 and 2015, respectively.

As approved by the local tax authority, Giganology Shenzhen was further exempt from EIT for two years commencing from its first year of profitable operation after offsetting prior years' tax losses, followed by a 50% reduction for the next three years (“2-year Exemption and 3-year 50% Reduction”) as a software enterprise. The first year of profit operation of Giganology Shenzhen was 2006. According to new EIT Law, Giganology Shenzhen could still enjoy the tax holidays which were grandfathered by the New EIT Law.

Accordingly, the applicable EIT rates for Giganology Shenzhen were 25%, 25% and 25% for the years ended December 31, 2013, 2014 and 2015, respectively.

On April 14, 2008, relevant governmental regulatory authorities released further qualification criteria, application procedures and assessment processes for meeting the High and New Technology Enterprise (“HNTE”) status under the New EIT Law which would entitle qualified and approved entities to a favorable statutory tax rate of 15%.

In April 2009, the State Administration for Taxation (“SAT”) issued Circular Guoshuihan [2009] No. 203 (“Circular 203”) stipulating that entities which qualified for the HNTE status should apply with in-charge tax authorities to enjoy the reduced EIT rate of 15% provided under the New EIT Law starting from the year when the new HNTE certificate becomes effective. In addition, an entity which qualified for the HNTE status can continue to enjoy its remaining tax holiday from January 1, 2008 provided that it has obtained the HNTE certificate according to the new recognition criteria set by the New EIT Law and the relevant regulations.

In February 2011, Shenzhen Xunlei obtained the HNTE certificate with effect from January 1, 2011.

According to a policy promulgated by the State tax bureau of the PRC and effective from 2008 onwards, enterprises engage in research and development activities are entitled to claim 150% of the research and development expenses so incurred in a year as tax deductible expenses in determining its tax assessable profits for that year (“Super Deduction”). Shenzhen Xunlei has been claiming such Super Deduction in ascertaining its tax assessable profits from 2009 onwards. In addition, approved by the relevant local tax authority in July 2010, Shenzhen Xunlei was recognized as an enterprise engaged in software development activities, accordingly, it is entitled to a tax holiday of 2-year Exemption and 3-year 50% Reduction from 2010 onwards.

In December 2013, Shenzhen Xunlei obtained the certificate of Key Software Enterprise for the years ended December 31, 2013 and 2014, which enabled Shenzhen Xunlei to enjoy the preferential tax rate of 10% for the years 2013 and 2014. In 2015, Shenzhen Xunlei obtained the certificate of the Hi-Tech Enterprise for the years ended December 31, 2015, 2016 and 2017, which enables Shenzhen Xunlei to enjoy the preferential tax rate of 15% for the years of 2015, 2016 and 2017.  As a result, the applicable tax rate of Shenzhen Xunlei for the years ended December 31, 2013, 2014 and 2015 were 10%, 10% and 15% respectively.

The subsidiaries and VIE's subsidiaries, which were established after January 1, 2008, were subject to EIT at a rate of 25%.

Xunlei Computer was established in 2011 in the Shenzhen Special Economic Zone, the PRC. As approved by the relevant tax authority in June 2013, Xunlei Computer was further exempted from EIT for two years commencing from its first year of profitable operation after offsetting prior years' tax losses, followed by a 50% reduction for the next three years (“2-year Exemption and 3-year 50% Reduction”). The first year of profit operation of Xunlei Computer is 2013.

Shenzhen Onething was established in 2013 in the Shenzhen Special Economic Zone, the PRC. In 2015, Shenzhen Onething filed for the Qianhai Enterprise, which enables Shenzhen Onething to enjoy the preferential tax rate of 15% as long as it continues to file for Qianhai Enterprise in subsequent years until December 31, 2020. As a result, the applicable tax rate of Shenzhen Onething for the years ended December 31, 2015 was 15%.

Dividends paid by the PRC subsidiaries of the Group out of the profits earned after December 31, 2007 to non-PRC tax resident investors are subject to PRC withholding tax. The withholding tax (“WHT”) on dividends is 10%, unless a foreign investor's tax jurisdiction has a tax treaty with the PRC that provides for a lower withholding tax rate and the foreign investor is recognized as the beneficial owner of the income under the relevant tax rules. The 10% WHT is applicable to any dividends to be distributed from Giganology Shenzhen and Xunlei Computer to the Company out of any profits of these two companies derived after January 1, 2008. Up to December 31, 2015, both Giganology Shenzhen and Xunlei Computer did not declare any dividend to the parent company and have determined that it has no present plan to declare and pay any dividends. The Group currently plans to continue to reinvest its subsidiaries' undistributed earnings, if any, in its operations in China indefinitely. Accordingly, no withholding income tax was accrued or required to be accrued as of December 31, 2014 and 2015. The undistributed earnings from the Group's PRC entities as of December 31, 2014 and 2015 amounted to USD38,393 thousand and USD 34,313 thousand, respectively. An estimated foreign withholding taxes of USD3,839 thousand and USD 3,431 thousand would be due if these earnings were remitted as dividends as of December 31, 2014 and 2015, respectively.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in the PRC as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2015, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

The current and deferred portions of income tax expense included in the consolidated statements of operations are as follows:

Continuing operations	Years ended December 31,
(In thousands)	2013	2014	2015
Current income tax expenses	175	397	289
Deferred income tax benefits	385	66	(1,175)
Taxation for the year	560	463	(886)

The aggregate amount and per share effect of the tax holiday are as follows:

	Years ended December 31,
	2013	2014	2015
Aggregate dollar effect (in thousands)	4,638	2,784	(830)
Per share effect—basic	0.08	0.01	0.00
Per share effect—diluted	0.06	0.01	0.00

The reconciliation of total tax expense/(benefit) computed by applying the respective statutory income tax rates to pre-tax income/(loss) is as follows:

Continuing operations	Years ended December 31,
(In thousands)	2013	2014	2015
Income tax expense/(benefit) at PRC statutory rate (based on statutory tax rate applicable to enterprises in Shenzhen, China)	5,878	7,211	(438)
Effects of differences in tax rates in different jurisdictions applicable to entities of the Group outside of the PRC	667	(838)	2,400
Non-deductible expenses	102	714	14
Effect of Super Deduction available to Shenzhen Xunlei	(1,763)	(1,365)	-
Effect of tax holiday	(5,270)	(4,613)	(369)
Change in valuation allowance of deferred tax assets	—	291	4,750
Effect on deferred tax assets due to change in tax rates	1,764	(103)	(8)
Outside basis difference arising from VIE and its subsidiaries in the PRC	713	478	(2,174)
Expiration of tax loss	31	51	290
Others	(1,562)	(1,363)	(5,351)
Income tax expense/ (benefit)	560	463	(886)

The tax effects of temporary differences that give rise to the deferred tax asset and liability balances at December 31, 2014 and 2015 are as follows:

(In thousands)	December 31, 2014	December 31, 2015
Deferred tax assets, current portion:
Net operating loss carried forward (Note a)	315	417
Amortization of intangible assets arising from intragroup transactions (Note b)	69	95
Amortization of content copyrights (Note c)	1,675	—
Impairment of online game licenses	32	23
Impairment of long-term equity investment	—	115
Allowance for advance to suppliers	—	120
Valuation allowance	—	(81)
Deferred tax assets, current portion, net	2,091	689
Deferred tax assets, non-current portion:
Net operating loss carried forward (Note a)	6,103	13,016
Allowance for doubtful accounts	796	—
Amortization of intangible assets arising from intragroup transactions (Note b)	105	54
Impairment of online game licenses	16	—
Amortization of Content Copyrights (Note c)	4,133	—
Valuation allowance	(291)	(4,477)
Deferred tax assets, non-current portion, net	10,862	8,593

Deferred tax liability, non-current portion:
Outside basis difference (Note d)	(8,552)	(6,378)

Note a:	As of December 31, 2015, the Group had tax loss carryforwards of USD 53,161 thousand, which can be carried forward to offset future taxable income. The net operating tax loss carryforwards will begin to expire as follows:

(In thousands)
2016	1,398
2017	889
2018	6,191
2019	3,647
2020 and thereafter	41,036
53,161

Note b:	Before 2008, Giganology Shenzhen sold several self-developed software at a market valuation of approximately RMB42 million to Shenzhen Xunlei. Shenzhen Xunlei was entitled to capitalize the amounts as intangible assets for tax purposes and the respective amortization charges could be entitled to claim tax deduction. As a result, this transaction had created a temporary difference between the accounting base (on a group basis) and the tax base (on Shenzhen Xunlei standalone basis) and led to origination of a deferred tax asset.

Note c:	As mentioned in Note 2(n), the Group adopts certain accelerated amortization methods for amortization of certain Content Copyrights for accounting purposes, while straight- line method is adopted for PRC tax reporting. Accordingly, the differences have led to origination of temporary differences.

Note d:	The deferred tax liabilities arising from the aggregate retained earnings and reserves of the VIE and its subsidiaries that are expected to be recovered by Giganology Shenzhen and other affiliates of the Group in the future periods, amounted to USD 34,210 thousand and USD 25,512 thousand as of December 31, 2014 and 2015, respectively.

Movement of valuation allowance is as follows:

	Years ended December 31,
(In thousands)	2013	2014	2015
Beginning balance	(43)	—	(291)
Additions	—	(291)	(4,268)
Write-off	43	—	—
Ending balance	—	(291)	(4,559)

Valuation allowances had been provided against the net deferred tax assets because it is more likely than not that all of the deferred tax asset will not be realized. In 2013, valuation allowance was written off due to the termination of the business of Xunlei Nanjing. In 2014, valuation allowance was provided for net operating loss carry forward of Onething because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of Onething's future taxable income. In 2015, valuation allowance was provided for net operating loss carry forward of Xunlei Beijing, Xunlei Youxi and Onething because it was more likely than not that such deferred tax assets will not be realized based on the Group's estimate of their future taxable income, and the fact that the three entities were not included in the tax strategy plan.

As of December 31, 2015, the tax returns of the Group's subsidiaries, VIE and its subsidiaries since their respective dates of incorporation are still open to examination.